UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2016

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4452 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 905-5145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,”  “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology.  Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass.  Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors including, but not limited to, the risks that the financing described herein will not close, in whole or in part, due to our failure to meet conditions precedent or as a result of the failure of one or more investors to meet the investor’s obligations under the purchase agreement.  In addition, factors and risks that may cause forward-looking statements to fail to come to pass are detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and other reports filed by us with the Securities and Exchange Commission.  Except as required by applicable laws, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 3.02	Unregistered Sale of Equity Securities

On March 29, 2016, ULURU Inc., a Nevada corporation (the “Company”), entered into a purchase agreement regarding the offer and sale to 15 investors of 25,245,442 shares of our common stock, par value $0.001 per share (the “Shares”) and warrants to purchase up to 25,245,442 shares of our common stock (the “Warrants”), at a price of $0.0713 per unit consisting of one Share and one Warrant, for gross proceeds of $1,800,000. The transaction is expected to close within the next three days.

The Warrants have an exercise price of $0.0871 per share and a term of five years.  The warrants also include cashless exercise provisions and full ratchet anti-dilution provisions pursuant to which the exercise price of the Warrants will be reduced to the lowest price at which the Company offers and sells shares of common stock during the one-year period following closing.  Such anti-dilution provisions are subject to standard exceptions relating to matters such as existing rights to acquire common stock, rights issued under existing stock incentive plans and shares issued in acquisition transactions.

In connection with the offering, the Company agreed to pay a financial advisor operating outside of the United States a fee, payable in units of common stock and Warrants, equal to 10% of the shares of common stock and Warrants acquired at closing by non-U.S. investors who were referred by such financial advisor and are located outside of the U.S.  Assuming closing occurs with respect to all investors referred by such this financial advisor, the Company would be obligated to issue 364,656 shares of common stock and Warrants to this financial advisor.

The descriptions of terms and conditions of the Warrants herein are not complete and are qualified in their entirety by the full text of the Warrants, a form of which is attached hereto as Exhibit 4.1 and incorporated by reference herein.

The Shares (including any shares issued to the financial advisor), the Warrants, the shares of common stock issuable upon exercise of the Warrants and, to the extent deemed separate securities, the units of one Share and one Warrant are being issued in reliance upon the exemptions for sales of securities not involving a public offering, as set forth in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”, Rule 506 under the Securities Act and/or Regulation D under the Securities Act, based upon the following: (a) each of the investors confirmed that the investor is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act, or an officer of the Company and, in each case, has such background education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the investors were provided with certain disclosure materials and all other information requested with respect to the Company; (d) the investors acknowledged that the securities being purchased were “restricted securities” for purposes of the Securities Act and agreed to transfer the underlying securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; (e) the Shares, Warrants and the warrant shares are subject to restrictions on transfer, including restrictive legends; (f) a Form D is expected to be filed with respect to the offering; and (g) certain of the investors are non-U.S. persons solicited and located outside of the United States.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 29, 2016, the Company’s Board of Directors appointed Terrance K. Wallberg, the Company’s Vice President and Chief Financial Officer, to serve on the Company’s Board of Directors.  Mr. Wallberg is not entitled to receive any compensation in addition to his existing salary as an officer of the Company in connection with his appointment as a director.

Item 7.01	Regulation FD Disclosure

On March 29, 2016, the Company issued a press release announcing the offering of the Shares and the Warrants, the appointment of Mr. Wallberg and other matters.  A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
4.1	Form of Warrant.
99.1	Press release issued by ULURU Inc., dated March 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: March 30, 2016	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Vice President and Chief Financial Officer